UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21269

Wells Fargo Income Opportunities Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Date of reporting period: October 31, 2015

ITEM 1.  REPORT TO STOCKHOLDERS

Semi-Annual Report

October 31, 2015

Wells Fargo Income Opportunities Fund (EAD)

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The views expressed and any forward-looking statements are as of October 31, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Income Opportunities Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

The Fed showed signs of raising its key rate, but other central banks continued to ease.

Even though a recovering U.S. economy provided a favorable backdrop for the high-yield bond market, the index was hurt by weakness in energy and materials bonds.

Dear Valued Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Income Opportunities Fund for the six-month period that ended October 31, 2015.

The period was marked by continued low global interest rates and sluggish economic recovery in the U.S. However, concerns about global growth, sparked by an unexpected slowdown in China, as well as an expectation that the U.S. Federal Reserve (Fed) would soon raise its key interest rate resulted in considerable volatility for stock and bond markets. The high-yield bond market was hurt by increased defaults in the energy and materials sectors as a result of lower commodity prices. The BofA Merrill Lynch High Yield Master II Index1 ended the six-month period with a 3.51% loss.

The Fed showed signs of raising its key rate, but other central banks continued to ease.

Various comments by Fed Chair Janet Yellen led investors to believe that the Federal Open Market Committee (FOMC), which is the Fed’s monetary policymaking body, would soon raise its key federal funds rate. The Fed remained on hold at its September 2015 meeting, however, citing concerns about a weaker global economy and subdued U.S. inflation. The Fed’s decision caused some uncertainty about when it would raise rates, but by the end of the period, most investors expected a modest Fed rate hike in late 2015 or early 2016. Throughout the reporting period, the FOMC kept its key interest rate effectively at zero.

In contrast, the European Central Bank (ECB) showed no signs of raising rates in the near future. Rather, the ECB maintained a variety of measures aimed at encouraging lending, including making funds available to banks at low interest rates and imposing a negative interest rate on bank deposits held at the central bank.

Even though a recovering U.S. economy provided a favorable backdrop for the high-yield bond market, the index was hurt by weakness in energy and materials bonds.

U.S. Treasury yields tended to rise throughout the second quarter of 2015 as market participants continued to sell Treasuries in advance of a widely expected increase in the federal funds rate. As is often the case when interest rates rise, investors migrated to stocks and credit earlier in the quarter. High-yield bonds sold off in June, however, despite rising Treasury yields, as market participants came to terms with an unfavorable estimate for first-quarter gross domestic product (GDP) growth and the potential for bond defaults from Greece and Puerto Rico.

Although first-quarter GDP growth was a modest 0.6%, the slowdown was attributed to short-term factors such as a harsh winter and a long-lived strike at West Coast ports. GDP growth did bounce back to an estimated 3.9% in the second quarter and 1.5% in the third. Even so, concerns remained about U.S. economic growth in the third quarter of 2015, exacerbated by worries about a Fed rate hike and signs of a slowing Chinese economy. These factors combined with sustained weakness in commodity prices to pressure high-yield bond and equity returns during the latter half of the reporting period.

[1]	The BofA Merrill Lynch High Yield Master II Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Income Opportunities Fund	3

Weakness was driven by specific commodity-related subsectors, with declines in metals and mining, steel, and oil-field services, and energy exploration and production. Lower-quality bonds (CCC-rated and below) materially underperformed, although high-yield loans fared better.

The end result of all the volatility was that, for the full reporting period, the BofA Merrill Lynch High Yield Master II Index underperformed both U.S large-cap stocks, as measured by the S&P 500 Index,2 and investment-grade bonds, as measured by the Barclays U.S. Aggregate Bond Index.3

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Notice to shareholders

At a meeting held August 11-12, 2015, the Board of Trustees of the Fund approved a change in the name of the Fund whereby the word “Advantage” was removed from its name, effective December 15, 2015.

Notice to shareholders

On December 17, 2015, the Fund announced an open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund may repurchase up to 10% of its outstanding shares within one year of December 17, 2015. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[2]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[3]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. You cannot invest directly in an index.

4	Wells Fargo Income Opportunities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income. Capital appreciation is a secondary objective.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Niklas Nordenfelt, CFA

Phillip Susser

Average annual total returns (%) as of October 31, 20151

	6 months	1 year	5 year	10 year
Based on market value	(7.20)	(4.77)	4.22	5.41
Based on net asset value (NAV)	(3.46)	(0.77)	7.75	6.68

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Adviser has committed through February 23, 2016, to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s borrowing expenses to an amount that is 0.05% lower than what the borrowing expenses would have been if the Fund had not redeemed its Auction Market Preferred Shares. The Fund previously utilized Auction Market Preferred Shares for leverage but secured debt financing to fully redeem those shares in 2010. The Fund’s gross and net expense ratios, which includes 0.32% of interest expense, were 1.23% and 1.04%, respectively, for the six months ended October 31, 2015. Without this waiver and/or reimbursement, the Fund’s returns would have been lower.

Comparison of NAV vs. market value[2]

The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of net asset value and the market value of common shares. Derivatives involve additional risks including interest-rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher rated debt securities. This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund have the effect of reducing the Fund’s NAV.

Performance highlights (unaudited)	Wells Fargo Income Opportunities Fund	5

MANAGER’S DISCUSSION

The Fund’s return based on market value was -7.20% during the six-month period that ended October 31, 2015. During the same period, the Fund’s return based on net asset value (NAV) was -3.46%.

Overview

For the six-month period that ended October 31, 2015, high-yield bonds fell in price; this weakness was driven primarily by the continued fall in the energy and metals and mining sectors, as oil fell from approximately $60 per barrel to

Ten largest holdings (%) as of October 31, 2015[4]
Sprint Capital Corporation, 6.88%, 11-15-2028	2.48%
Jabil Circuit Incorporated, 8.25%, 3-15-2018	2.39%
NGPL PipeCo LLC, 7.77%, 12-15-2037	2.19%
Greektown Holdings LLC, 8.88%, 3-15-2019	2.04%
Gray Television Incorporated, 7.50%, 10-1-2020	1.83%
CCM Merger Incorporated, 9.13%, 5-1-2019	1.81%
Texas Competitive Electric Holdings Company LLC, 4.66%, 10-10-2016	1.73%
Sabine Pass LNG LP, 7.50%, 11-30-2016	1.58%
TWCC Holdings Corporation, 7.00%, 6-26-2020	1.55%
Intelsat Jackson Holdings SA, 5.50%, 8-1-2023	1.53%

Credit quality distribution as of October 31, 2015[5]

approximately $45 per barrel on October 30, 2015. Energy-related issues comprised approximately 14% of the high-yield market as of May 2015, and on average, those issues had a negative total return of nearly 15% during the period. Similarly, issues related to metals and mining comprised 4% of the high-yield market as of May 2015, and on average, those issues had a negative total return of approximately 19% during the period. These sectors dragged down the entire U.S. corporate high-yield market, which fell approximately 3.5% over that same period (as measured by the BofA Merrill Lynch High Yield Master II Index)3.

From a fundamental perspective, leverage levels have continued to move higher over the past several years, although they are not at record highs. Typically, leverage levels are highest during recessions, when profitability (as measured by earnings before interest, taxes, depreciation, and amortization) falls for many companies. That is not the situation today, as the economy outside of the energy and commodities sectors appears to be gradually and consistently improving despite brief respites here and there due to weather and other short-term factors. This improvement can be seen in the unemployment rate, which fell to 5% in October 2015. In addition, the U.S. Federal Reserve’s (Fed’s) accommodative policies have allowed high-yield companies to take advantage of these historically low interest rates to keep their interest costs low and push out near-term maturities. These low interest costs have reduced the cash-flow impact of higher leverage levels, making it easier for companies to service their debt.

[3]	The BofA Merrill Lynch High Yield Master II Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index.

[4]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[5]	The credit quality of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds on a scale of AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes on a scale SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bond on a scale of Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

6	Wells Fargo Income Opportunities Fund	Performance highlights (unaudited)

Contributors to performance

On an NAV basis, the Fund performed strongly during the period, driven by lower exposure to energy exploration and production and metals and mining companies. The portfolio was aided by solid security selection in the oil-field services sector and exposure to shorter-term rather than intermediate-term securities. The portfolio also benefited from an underweight to higher-yielding securities as well as generally favorable security selection.

Effective maturity distribution as of October 31, 2015[6]

Detractors from performance

The portfolio’s higher-than-index exposure to oil-field services companies hurt performance, as did an overweight to certain midstream companies. The portfolio was also hurt by an underweight to higher-rated credits and an overweight to lower-rated credits given that higher-rated credits tended to outperform during the reporting period.

Management outlook

Our outlooks for high-yield in general and high-yield energy and commodity companies in particular are related but different. With respect to the broader high-yield market, our base case is that high-yield bond prices remain relatively stable and potentially outperform other fixed-income asset classes that may be more affected by a rising-rate environment. In this scenario, the economy improves at a consistent or slightly increasing pace, while U.S. Treasury yields continue to rise as the Fed reduces its exceptionally accommodative stance.

We believe from a fundamental perspective that lower energy and commodity prices are generally a positive for the high-yield market and the economy, with the exception of energy exploration and development and metals and mining companies and companies associated with them. The lower energy and commodity prices may drive lower expenses at many companies and may leave consumers with more purchasing power with which to buy other goods and services in the economy. In addition, lower energy and commodity prices may hold down near-term inflation, which will allow the Fed to leave rates lower for longer.

We expect default rates to rise in 2016 but that the majority of the increase will be concentrated in the energy and commodity sectors. That said, the high yields and low dollar prices of the bonds available in those sectors have priced in a significant increase in the default rate.

We have not changed our view that the world has a number of imbalances that have existed for many years and, though likely to remain dormant, could cause renewed fears of systemic risks and a related fall in all risk markets, including high yield. These imbalances include the high government debt and deficit levels in most of the developed world, a potential real estate and municipal debt bubble in China, and persistent trade and current account deficits and surpluses among various countries around the globe. While we still believe that China will be able to avoid systemic problems stemming from its high debt levels, the likelihood of problems has increased as China’s economy has begun to slow and the country experienced capital outflows.

In the long run, we expect high yield’s relative performance will be primarily driven by corporate fundamentals and defaults. In the near term, with the exception of energy and other commodity sectors, our default outlook remains benign and supportive of high yield. Over a full cycle, we believe the best way to protect the Fund from periodic bouts of systemic fears and rebalancing will be our continued focus on a bottom-up approach that attempts to minimize downside risk while capturing the return potential of high-yield issuers.

[6]	Effective maturity distribution is subject to change and are calculated based on the total long-term investments of the Fund.

Portfolio of investments—October 31, 2015 (unaudited)	Wells Fargo Income Opportunities Fund	7

Security name			Shares	Value

Common Stocks: 0.14%

Materials: 0.00%

Chemicals: 0.00%
LyondellBasell Industries NV Class A			7	$650

Telecommunication Services: 0.14%

Diversified Telecommunication Services: 0.14%
Fairpoint Communications Incorporated †			55,687	893,219

Total Common Stocks (Cost $1,274,443)				893,869

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 114.76%

Consumer Discretionary: 19.74%

Auto Components: 0.80%
Cooper Tire & Rubber Company (i)	7.63%	3-15-2027	$4,000,000	4,180,000
Cooper Tire & Rubber Company (i)	8.00	12-15-2019	150,000	169,125
Goodyear Tire & Rubber Company	7.00	5-15-2022	700,000	761,250

				5,110,375

Distributors: 0.21%
LKQ Corporation	4.75	5-15-2023	1,355,000	1,331,288

Diversified Consumer Services: 1.96%
Monitronics International	9.13	4-1-2020	575,000	498,813
Service Corporation International	7.00	6-15-2017	1,250,000	1,347,650
Service Corporation International	7.50	4-1-2027	7,078,000	8,281,260
Service Corporation International	7.63	10-1-2018	1,100,000	1,244,650
Service Corporation International	8.00	11-15-2021	885,000	1,054,256

				12,426,629

Hotels, Restaurants & Leisure: 5.08%
CCM Merger Incorporated 144A	9.13	5-1-2019	10,830,000	11,479,800
Greektown Holdings LLC 144A	8.88	3-15-2019	12,780,000	12,971,700
Hilton Worldwide Finance LLC	5.63	10-15-2021	320,000	336,010
Pinnacle Entertainment Incorporated	7.50	4-15-2021	6,297,000	6,635,464
Speedway Motorsports Incorporated	5.13	2-1-2023	825,000	829,125

				32,252,099

Household Durables: 0.64%
American Greetings Corporation (i)	7.38	12-1-2021	3,375,000	3,552,188
Tempur Sealy International Incorporated 144A	5.63	10-15-2023	175,000	183,094
Tempur Sealy International Incorporated	6.88	12-15-2020	325,000	347,750

				4,083,032

Leisure Products: 0.17%
Vista Outdoor Incorporated 144A	5.88	10-1-2023	1,025,000	1,068,563

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Income Opportunities Fund	Portfolio of investments—October 31, 2015 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Media: 9.52%
Altice US Finance I Corporation 144A	5.38%	7-15-2023	$2,270,000	$2,297,240
Altice US Finance II Corporation 144A	7.75	7-15-2025	3,280,000	3,157,000
Cable One Incorporated 144A	5.75	6-15-2022	625,000	640,625
Cablevision Systems Corporation	8.63	9-15-2017	2,975,000	3,175,813
CCO Holdings LLC	5.13	2-15-2023	1,425,000	1,428,563
CCO Holdings LLC 144A	5.13	5-1-2023	795,000	798,975
CCO Holdings LLC	5.25	9-30-2022	2,048,000	2,074,431
CCO Holdings LLC 144A	5.38	5-1-2025	6,820,000	6,751,800
CCO Holdings LLC 144A	5.88	5-1-2027	1,145,000	1,145,000
CCO Holdings LLC	6.63	1-31-2022	1,228,000	1,301,680
CCO Holdings LLC	7.38	6-1-2020	2,364,000	2,452,650
Cequel Communications Holdings I LLC 144A	5.13	12-15-2021	340,000	326,400
Cequel Communications Holdings I LLC 144A	5.13	12-15-2021	1,601,000	1,536,960
Cinemark USA Incorporated	7.38	6-15-2021	1,525,000	1,612,688
CSC Holdings LLC	7.88	2-15-2018	1,525,000	1,616,500
CSC Holdings LLC	8.63	2-15-2019	635,000	673,100
DISH DBS Corporation	7.88	9-1-2019	2,260,000	2,479,875
EchoStar DBS Corporation	7.13	2-1-2016	1,160,000	1,174,094
Gray Television Incorporated	7.50	10-1-2020	11,105,000	11,590,289
Lamar Media Corporation	5.88	2-1-2022	1,785,000	1,892,100
LIN Television Corporation	6.38	1-15-2021	500,000	522,500
Live Nation Entertainment Incorporated 144A	7.00	9-1-2020	810,000	858,600
National CineMedia LLC	6.00	4-15-2022	3,340,000	3,477,608
National CineMedia LLC	7.88	7-15-2021	1,750,000	1,846,250
Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	300,000	300,000
Nexstar Broadcasting Group Incorporated	6.88	11-15-2020	3,510,000	3,628,463
Outfront Media Capital Corporation	5.25	2-15-2022	320,000	328,800
Outfront Media Capital Corporation	5.63	2-15-2024	35,000	36,422
Outfront Media Capital Corporation	5.88	3-15-2025	1,275,000	1,322,813

				60,447,239

Specialty Retail: 1.36%
ABC Supply Company Incorporated 144A	5.63	4-15-2021	730,000	750,075
Century Intermediate Holding Company (PIK at 10.50%) 144A¥(i)	9.75	2-15-2019	465,000	480,694
Penske Auto Group Incorporated	5.38	12-1-2024	1,860,000	1,887,900
Penske Auto Group Incorporated	5.75	10-1-2022	2,100,000	2,168,250
Sonic Automotive Incorporated	5.00	5-15-2023	1,900,000	1,847,750
Sonic Automotive Incorporated	7.00	7-15-2022	1,436,000	1,529,340

				8,664,009

Consumer Staples: 1.32%

Beverages: 0.31%
Cott Beverages Incorporated	6.75	1-1-2020	1,295,000	1,372,700
Cott Beverages Incorporated	5.38	7-1-2022	575,000	572,125

				1,944,825

Food Products: 0.98%
B&G Foods Incorporated	4.63	6-1-2021	670,000	667,488
Darling Ingredients Incorporated	5.38	1-15-2022	295,000	292,788

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2015 (unaudited)	Wells Fargo Income Opportunities Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Food Products (continued)
Pilgrim’s Pride Corporation 144A	5.75%	3-15-2025	$1,860,000	$1,901,850
Simmons Foods Incorporated 144A	7.88	10-1-2021	3,625,000	3,389,375

				6,251,501

Household Products: 0.03%
Spectrum Brands Incorporated 144A	5.75	7-15-2025	150,000	159,938

Energy: 24.31%

Energy Equipment & Services: 8.96%
Bristow Group Incorporated	6.25	10-15-2022	8,040,000	6,994,800
Cleaver Brooks Incorporated 144A	8.75	12-15-2019	810,000	779,706
Era Group Incorporated	7.75	12-15-2022	7,340,000	6,789,500
Forum Energy Technologies Incorporated	6.25	10-1-2021	1,590,000	1,331,625
Gulfmark Offshore Incorporated	6.38	3-15-2022	7,033,000	4,342,878
Hilcorp Energy Company 144A	5.00	12-1-2024	1,060,000	959,300
Hilcorp Energy Company 144A	5.75	10-1-2025	2,125,000	1,965,625
Hornbeck Offshore Services Incorporated	5.00	3-1-2021	4,705,000	3,599,325
Hornbeck Offshore Services Incorporated	5.88	4-1-2020	4,562,000	3,672,410
NGPL PipeCo LLC 144A	7.12	12-15-2017	3,990,000	3,690,750
NGPL PipeCo LLC 144A	7.77	12-15-2037	16,995,000	13,935,900
NGPL PipeCo LLC 144A	9.63	6-1-2019	715,000	693,550
PHI Incorporated	5.25	3-15-2019	9,000,000	7,965,000
Pride International Incorporated	8.50	6-15-2019	210,000	213,750

				56,934,119

Oil, Gas & Consumable Fuels: 15.35%
Alpha Natural Resources Incorporated (t)	6.25	6-1-2021	800,000	28,000
Arch Coal Incorporated	7.00	6-15-2019	1,950,000	56,063
Arch Coal Incorporated	7.25	6-15-2021	775,000	21,313
Berry Petroleum Company LLC	6.38	9-15-2022	5,200,000	1,872,000
Berry Petroleum Company LLC	6.75	11-1-2020	550,000	214,500
CSI Compressco LP	7.25	8-15-2022	2,355,000	1,954,650
CVR Refining LLC	6.50	11-1-2022	2,723,000	2,675,348
Denbury Resources Incorporated	4.63	7-15-2023	4,875,000	3,254,063
Denbury Resources Incorporated	5.50	5-1-2022	580,000	406,000
Denbury Resources Incorporated	6.38	8-15-2021	2,605,000	1,901,650
Exterran Partners LP	6.00	4-1-2021	4,000,000	3,460,000
Kinder Morgan Incorporated	6.50	9-15-2020	1,155,000	1,256,492
Kinder Morgan Incorporated	7.00	6-15-2017	1,973,000	2,089,164
Kinder Morgan Incorporated (i)	7.42	2-15-2037	1,820,000	1,809,298
Kinder Morgan Incorporated	7.80	8-1-2031	3,050,000	3,092,313
Northern Tier Energy LLC	7.13	11-15-2020	6,700,000	6,817,250
Overseas Shipholding Group Incorporated	7.50	2-15-2021	2,750,000	2,750,000
Overseas Shipholding Group Incorporated	8.13	3-30-2018	4,330,000	4,427,425
Pioneer Natural Resources Company	7.50	1-15-2020	3,170,000	3,625,358
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	6,255,000	6,325,369
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	6,960,000	6,646,800
Rockies Express Pipeline LLC 144A (i)	7.50	7-15-2038	4,425,000	4,292,250
Sabine Oil & Gas Corporation (s)	7.25	6-15-2019	850,000	119,000
Sabine Oil & Gas Corporation (s)(i)	7.50	9-15-2020	5,733,000	802,620

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Income Opportunities Fund	Portfolio of investments—October 31, 2015 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Sabine Pass Liquefaction LLC	5.63%	2-1-2021	$1,425,000	$1,414,313
Sabine Pass Liquefaction LLC	5.63	4-15-2023	1,710,000	1,664,044
Sabine Pass Liquefaction LLC	5.75	5-15-2024	525,000	505,313
Sabine Pass Liquefaction LLC	6.25	3-15-2022	3,415,000	3,389,388
Sabine Pass LNG LP	6.50	11-1-2020	9,370,000	9,440,275
Sabine Pass LNG LP	7.50	11-30-2016	9,700,000	10,009,188
SemGroup Corporation	7.50	6-15-2021	4,620,000	4,389,000
Southern Star Central Corporation 144A	5.13	7-15-2022	80,000	77,600
Suburban Propane Partners LP	5.50	6-1-2024	480,000	465,600
Suburban Propane Partners LP	7.38	8-1-2021	716,000	751,800
Swift Energy Company (i)	7.13	6-1-2017	9,300,000	2,604,000
Swift Energy Company (i)	8.88	1-15-2020	1,750,000	420,000
Ultra Petroleum Corporation 144A	5.75	12-15-2018	650,000	435,500
Ultra Petroleum Corporation 144A	6.13	10-1-2024	3,550,000	1,988,000

				97,450,947

Financials: 21.58%

Banks: 1.06%
CIT Group Incorporated	5.25	3-15-2018	160,000	167,800
CIT Group Incorporated 144A	5.50	2-15-2019	2,225,000	2,364,063
CIT Group Incorporated 144A	6.63	4-1-2018	3,880,000	4,180,700

				6,712,563

Capital Markets: 1.69%
Jefferies Finance LLC 144A	6.88	4-15-2022	6,910,000	6,495,400
Jefferies Finance LLC 144A	7.38	4-1-2020	515,000	504,700
Jefferies Finance LLC 144A	7.50	4-15-2021	2,625,000	2,542,969
Neuberger Berman Group LLC 144A	5.88	3-15-2022	1,125,000	1,175,625

				10,718,694

Consumer Finance: 6.62%
Ally Financial Incorporated	7.50	9-15-2020	200,000	233,875
Ally Financial Incorporated	8.00	12-31-2018	1,900,000	2,137,500
Ally Financial Incorporated	8.00	3-15-2020	3,016,000	3,566,420
Ford Motor Credit Company LLC	8.00	12-15-2016	200,000	213,731
Homer City Generation	8.73	10-1-2026	2,891,288	2,862,375
Navient Corporation	5.88	3-25-2021	1,000,000	945,625
Navient Corporation	8.00	3-25-2020	5,450,000	5,777,000
SLM Corporation	6.13	3-25-2024	2,975,000	2,684,938
SLM Corporation	7.25	1-25-2022	1,600,000	1,583,000
SLM Corporation	8.45	6-15-2018	3,110,000	3,335,475
Springleaf Finance Corporation	5.40	12-1-2015	2,650,000	2,654,969
Springleaf Finance Corporation	5.75	9-15-2016	2,325,000	2,359,875
Springleaf Finance Corporation	6.00	6-1-2020	2,850,000	2,885,625
Springleaf Finance Corporation	6.50	9-15-2017	550,000	572,000
Springleaf Finance Corporation	6.90	12-15-2017	6,950,000	7,314,875
Springleaf Finance Corporation	7.75	10-1-2021	805,000	866,381
Springleaf Finance Corporation	8.25	10-1-2023	1,892,000	2,076,470

				42,070,134

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2015 (unaudited)	Wells Fargo Income Opportunities Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Diversified Financial Services: 2.41%
Denali Borrower LLC 144A	5.63%	10-15-2020	$6,930,000	$7,371,788
Infinity Acquisition LLC 144A(i)	7.25	8-1-2022	4,310,000	3,857,450
Newstar Financial Incorporated	7.25	5-1-2020	4,075,000	4,064,813

				15,294,051

Insurance: 1.28%
Hub Holdings LLC (PIK at 8.88%) 144A¥	8.13	7-15-2019	4,820,000	4,687,450
Hub International Limited 144A	7.88	10-1-2021	3,480,000	3,471,300

				8,158,750

Real Estate Management & Development: 0.84%
Onex Corporation 144A	7.75	1-15-2021	5,295,000	5,308,238

REITs: 7.68%
Crown Castle International Corporation	4.88	4-15-2022	760,000	804,650
Crown Castle International Corporation	5.25	1-15-2023	4,385,000	4,719,356
DuPont Fabros Technology Incorporated LP	5.63	6-15-2023	4,875,000	5,009,063
DuPont Fabros Technology Incorporated LP	5.88	9-15-2021	7,670,000	8,053,500
ESH Hospitality Incorporated 144A	5.25	5-1-2025	4,475,000	4,491,558
Iron Mountain Incorporated	5.75	8-15-2024	8,220,000	8,261,100
Iron Mountain Incorporated 144A	6.00	10-1-2020	600,000	636,000
Iron Mountain Incorporated	6.00	8-15-2023	4,910,000	5,149,363
Sabra Health Care Incorporated	5.38	6-1-2023	1,425,000	1,480,219
Sabra Health Care Incorporated	5.50	2-1-2021	1,960,000	2,047,612
The Geo Group Incorporated	5.13	4-1-2023	825,000	808,500
The Geo Group Incorporated	5.88	1-15-2022	4,350,000	4,420,688
The Geo Group Incorporated	5.88	10-15-2024	770,000	777,700
The Geo Group Incorporated	6.63	2-15-2021	2,030,000	2,101,050

				48,760,359

Health Care: 10.57%

Health Care Equipment & Supplies: 1.15%
Crimson Merger Sub Incorporated 144A	6.63	5-15-2022	6,225,000	5,392,406
Hill-Rom Holdings Incorporated 144A	5.75	9-1-2023	325,000	331,500
Hologic Incorporated 144A	5.25	7-15-2022	1,500,000	1,565,625

				7,289,531

Health Care Providers & Services: 6.36%
Acadia Healthcare Company Incorporated	5.63	2-15-2023	315,000	315,394
Acadia Healthcare Company Incorporated 144A	5.63	2-15-2023	150,000	150,188
Centene Corporation	5.75	6-1-2017	1,925,000	2,006,813
Community Health Systems Incorporated	6.88	2-1-2022	1,315,000	1,324,863
DaVita HealthCare Partners Incorporated	5.00	5-1-2025	2,215,000	2,198,826
DaVita HealthCare Partners Incorporated	5.75	8-15-2022	2,925,000	3,071,250
Fresenius Medical Care Holdings Incorporated 144A	5.63	7-31-2019	1,000,000	1,087,500
Fresenius Medical Care Holdings Incorporated	6.88	7-15-2017	700,000	752,500
HCA Incorporated	5.88	3-15-2022	750,000	825,000
HCA Incorporated	6.50	2-15-2020	6,525,000	7,299,844
HealthSouth Corporation 144A	5.75	11-1-2024	825,000	825,000

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Income Opportunities Fund	Portfolio of investments—October 31, 2015 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services (continued)
HealthSouth Corporation	5.75%	11-1-2024	$125,000	$125,000
HealthSouth Corporation 144A	5.75	9-15-2025	1,975,000	1,955,250
HealthSouth Corporation	7.75	9-15-2022	1,363,000	1,417,520
MPT Operating Partnership LP	6.38	2-15-2022	1,780,000	1,860,100
MPT Operating Partnership LP	6.88	5-1-2021	3,175,000	3,321,844
Select Medical Corporation	6.38	6-1-2021	10,230,000	9,053,550
Tenet Healthcare Corporation	6.00	10-1-2020	2,600,000	2,808,000

				40,398,442

Health Care Technology: 1.49%
Emdeon Incorporated	11.00	12-31-2019	7,315,000	7,790,475
MedAssets Incorporated	8.00	11-15-2018	1,650,000	1,680,938

				9,471,413

Pharmaceuticals: 1.57%
Endo Finance LLC 144A	5.38	1-15-2023	1,275,000	1,250,393
Endo Finance LLC 144A	5.75	1-15-2022	1,180,000	1,153,450
Endo Finance LLC 144A	6.00	7-15-2023	1,000,000	1,000,000
Endo Finance LLC 144A	7.75	1-15-2022	3,925,000	4,072,188
Endo Finance LLC 144A	6.00	2-1-2025	1,275,000	1,268,625
Pinnacle Incorporated 144A	9.50	10-1-2023	975,000	1,100,531
Valeant Pharmaceuticals International Incorporated 144A	7.25	7-15-2022	100,000	89,500

				9,934,687

Industrials: 7.45%

Airlines: 0.39%
Aviation Capital Group Corporation 144A	6.75	4-6-2021	2,190,000	2,477,438

Commercial Services & Supplies: 3.06%
ADT Corporation	4.13	6-15-2023	1,775,000	1,708,438
ADT Corporation	6.25	10-15-2021	6,390,000	6,901,200
Berry Plastics Corporation 144A	6.00	10-15-2022	350,000	365,750
Covanta Holding Corporation	5.88	3-1-2024	4,865,000	4,828,513
Covanta Holding Corporation	6.38	10-1-2022	3,205,000	3,365,250
Covanta Holding Corporation	7.25	12-1-2020	2,150,000	2,236,000

				19,405,151

Construction & Engineering: 1.27%
AECOM	5.75	10-15-2022	355,000	355,000
AECOM	5.88	10-15-2024	4,280,000	4,346,511
United Rentals North America Incorporated	4.63	7-15-2023	1,965,000	1,973,587
United Rentals North America Incorporated	5.50	7-15-2025	1,385,000	1,381,538

				8,056,636

Professional Services: 0.06%
Ascent Capital Group Incorporated	4.00	7-15-2020	600,000	405,375

Trading Companies & Distributors: 2.67%
Ashtead Capital Incorporated 144A	6.50	7-15-2022	6,975,000	7,480,688
H&E Equipment Services Incorporated	7.00	9-1-2022	8,210,000	8,333,150

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2015 (unaudited)	Wells Fargo Income Opportunities Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Trading Companies & Distributors (continued)
International Lease Finance Corporation 144A	7.13%	9-1-2018	$1,015,000	$1,124,113

				16,937,951

Information Technology: 9.73%

Communications Equipment: 0.29%
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	1,800,000	1,827,000

Electronic Equipment, Instruments & Components: 2.89%
Jabil Circuit Incorporated	8.25	3-15-2018	13,532,000	15,189,670
Zebra Technologies Corporation	7.25	10-15-2022	2,910,000	3,168,263

				18,357,933

Internet Software & Services: 0.30%
Infor Software Parent LLC 144A	6.50	5-15-2022	875,000	829,063
Infor Software Parent LLC (PIK at 7.88%) 144A¥	7.13	5-1-2021	1,260,000	1,090,681

				1,919,744

IT Services: 3.87%
Audatex North America Incorporated 144A	6.00	6-15-2021	4,470,000	4,501,335
Audatex North America Incorporated 144A	6.13	11-1-2023	3,090,000	3,109,313
First Data Corporation 144A	6.75	11-1-2020	1,391,000	1,465,766
First Data Corporation 144A%%	7.00	12-1-2023	475,000	484,500
First Data Corporation	11.75	8-15-2021	7,190,000	8,196,600
SunGard Data Systems Incorporated	6.63	11-1-2019	840,000	869,400
SunGard Data Systems Incorporated	7.38	11-15-2018	3,547,000	3,631,241
SunGard Data Systems Incorporated	7.63	11-15-2020	2,225,000	2,319,785

				24,577,940

Semiconductors & Semiconductor Equipment: 0.38%
Micron Technology Incorporated 144A	5.25	8-1-2023	600,000	586,194
Micron Technology Incorporated 144A	5.25	1-15-2024	400,000	383,000
Micron Technology Incorporated	5.88	2-15-2022	1,410,000	1,434,675

				2,403,869

Software: 0.67%
Activision Blizzard Incorporated 144A	5.63	9-15-2021	1,155,000	1,221,644
Activision Blizzard Incorporated 144A	6.13	9-15-2023	285,000	310,294
Boxer Parent Company Incorporated (PIK at 9.75%) 144A¥	9.00	10-15-2019	3,650,000	2,609,750
SS&C Technologies Incorporated 144A	5.88	7-15-2023	90,000	94,500

				4,236,188

Technology Hardware, Storage & Peripherals: 1.33%
NCR Corporation	5.88	12-15-2021	380,000	383,800
NCR Corporation	6.38	12-15-2023	7,865,000	8,091,119

				8,474,919

Materials: 2.21%

Chemicals: 0.07%
Celanese US Holdings LLC	5.88	6-15-2021	440,000	473,000

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Income Opportunities Fund	Portfolio of investments—October 31, 2015 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Containers & Packaging: 2.14%
Ball Corporation	5.25%	7-1-2025	$305,000	$309,956
Crown Americas LLC	6.25	2-1-2021	515,000	534,956
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	60,000	65,475
Crown Cork & Seal Company Incorporated (i)	7.50	12-15-2096	1,225,000	1,130,063
Owens-Brockway Glass Container Incorporated 144A	5.88	8-15-2023	1,300,000	1,379,625
Owens-Brockway Glass Container Incorporated 144A	6.38	8-15-2025	4,725,000	5,032,125
Owens-Brockway Glass Container Incorporated 144A	5.38	1-15-2025	925,000	929,625
Owens-Illinois Incorporated	7.80	5-15-2018	837,000	930,644
Sealed Air Corporation 144A	5.13	12-1-2024	1,775,000	1,823,813
Silgan Holdings Incorporated	5.00	4-1-2020	1,400,000	1,428,000

				13,564,282

Metals & Mining: 0.00%
Indalex Holdings Corporation (a)(i)(s)	11.50	2-1-2020	5,985,000	0

Telecommunication Services: 14.39%

Diversified Telecommunication Services: 6.18%
Citizens Communications Company	7.88	1-15-2027	830,000	705,500
Frontier Communications Corporation	8.13	10-1-2018	1,980,000	2,088,900
Frontier Communications Corporation	8.25	4-15-2017	2,380,000	2,542,411
Frontier Communications Corporation	8.50	4-15-2020	1,000,000	1,030,000
GCI Incorporated	6.75	6-1-2021	4,145,000	4,290,075
GCI Incorporated	6.88	4-15-2025	2,150,000	2,214,500
Level 3 Financing Incorporated	5.63	2-1-2023	1,275,000	1,310,063
Level 3 Financing Incorporated 144A	5.13	5-1-2023	1,595,000	1,612,944
Level 3 Financing Incorporated	5.38	8-15-2022	2,545,000	2,589,538
Level 3 Financing Incorporated 144A%%	5.38	1-15-2024	1,125,000	1,139,063
Level 3 Financing Incorporated 144A	5.38	5-1-2025	1,595,000	1,598,988
Level 3 Financing Incorporated	6.13	1-15-2021	1,690,000	1,780,838
Level 3 Financing Incorporated	7.00	6-1-2020	297,000	314,820
Qwest Corporation (i)	7.63	8-3-2021	440,000	462,000
Syniverse Holdings Incorporated	9.13	1-15-2019	10,545,000	8,857,800
Windstream Corporation	6.38	8-1-2023	1,250,000	990,625
Windstream Corporation	7.88	11-1-2017	5,380,000	5,706,136

				39,234,201

Wireless Telecommunication Services: 8.21%
MetroPCS Wireless Incorporated	6.63	11-15-2020	5,910,000	6,087,300
SBA Communications Corporation	4.88	7-15-2022	1,400,000	1,431,430
SBA Communications Corporation	5.63	10-1-2019	270,000	282,150
SBA Communications Corporation	5.75	7-15-2020	2,795,000	2,917,281
Sprint Capital Corporation	6.88	11-15-2028	19,000,000	15,770,000
Sprint Capital Corporation	8.75	3-15-2032	6,780,000	6,102,000
Sprint Communications Incorporated	7.00	8-15-2020	815,000	755,913
Sprint Communications Incorporated	11.50	11-15-2021	1,200,000	1,260,000
Sprint Corporation	7.13	6-15-2024	1,585,000	1,392,819
Sprint Corporation	7.63	2-15-2025	675,000	599,063
Sprint Corporation	7.88	9-15-2023	1,160,000	1,070,100
T-Mobile USA Incorporated	6.00	3-1-2023	500,000	498,438
T-Mobile USA Incorporated	6.13	1-15-2022	140,000	142,450

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2015 (unaudited)	Wells Fargo Income Opportunities Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Wireless Telecommunication Services (continued)
T-Mobile USA Incorporated	6.25%	4-1-2021	$290,000	$299,396
T-Mobile USA Incorporated	6.38	3-1-2025	2,800,000	2,807,000
T-Mobile USA Incorporated	6.46	4-28-2019	265,000	272,619
T-Mobile USA Incorporated	6.50	1-15-2024	140,000	142,100
T-Mobile USA Incorporated	6.54	4-28-2020	275,000	281,875
T-Mobile USA Incorporated	6.63	4-1-2023	825,000	842,276
T-Mobile USA Incorporated	6.63	4-28-2021	1,510,000	1,562,850
T-Mobile USA Incorporated	6.73	4-28-2022	5,645,000	5,828,463
T-Mobile USA Incorporated	6.84	4-28-2023	1,765,000	1,822,363

				52,167,886

Utilities: 3.46%

Electric Utilities: 0.68%
Energy Future Intermediate Holding Company LLC (s)	10.00	12-1-2020	150,000	3,375
Otter Tail Corporation (i)	9.00	12-15-2016	3,985,000	4,302,780

				4,306,155

Gas Utilities: 0.74%
AmeriGas Finance LLC	6.75	5-20-2020	1,675,000	1,735,719
AmeriGas Finance LLC	7.00	5-20-2022	2,810,000	2,964,550

				4,700,269

Independent Power & Renewable Electricity Producers: 2.04%
Calpine Corporation 144A	5.88	1-15-2024	455,000	475,475
Calpine Corporation 144A	6.00	1-15-2022	865,000	909,115
Calpine Corporation 144A	7.88	1-15-2023	872,000	936,310
NSG Holdings LLC 144A	7.75	12-15-2025	5,717,451	6,317,783
Reliant Energy Incorporated	9.24	7-2-2017	841,834	860,775
Reliant Energy Incorporated	9.68	7-2-2026	780,000	783,900
TerraForm Power Operating LLC 144A	5.88	2-1-2023	920,000	848,700
TerraForm Power Operating LLC 144A	6.13	6-15-2025	2,050,000	1,845,000

				12,977,058

Total Corporate Bonds and Notes (Cost $737,997,324)				728,744,421

Loans: 6.44%

Consumer Discretionary: 3.03%

Diversified Consumer Services: 0.10%
CCM Merger Incorporated ±	4.50	8-8-2021	663,941	661,618

Media: 2.28%
Learfield Communications Incorporated ±	8.75	10-9-2021	4,625,234	4,576,114
TWCC Holdings Corporation ±	7.00	6-26-2020	9,895,000	9,873,330

				14,449,444

Specialty Retail: 0.65%
Focus Brands Incorporated ±	10.25	8-21-2018	4,124,203	4,103,582

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Income Opportunities Fund	Portfolio of investments—October 31, 2015 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Financials: 0.24%

Diversified Financial Services: 0.16%
American Beacon Advisors Incorporated ±	9.75%	3-3-2023	$1,010,000	$1,004,950

Insurance: 0.08%
Asurion LLC ±	8.50	3-3-2021	575,000	516,304

Industrials: 0.68%

Commercial Services & Supplies: 0.19%
W3 Company ±(i)	9.25	9-13-2020	488,775	332,367
WASH Multifamily Laundry Systems LLC ±	4.25	5-14-2022	678,300	669,401
WASH Multifamily Laundry Systems LLC ±	8.00	5-12-2023	29,808	28,616
WASH Multifamily Laundry Systems LLC ±	8.00	5-14-2023	170,192	163,384

				1,193,768

Transportation Infrastructure: 0.49%
HGIM Corporation ±	5.50	6-18-2020	4,828,001	3,132,166

Information Technology: 0.10%

Technology Hardware, Storage & Peripherals: 0.10%
Peak 10 Incorporated ± (i)	8.25	6-17-2022	700,239	665,227

Telecommunication Services: 0.66%

Diversified Telecommunication Services: 0.52%
nTelos Incorporated ±	5.75	11-9-2019	3,297,472	3,272,740

Wireless Telecommunication Services: 0.14%
LTS Buyer LLC ±	8.00	4-12-2021	935,369	908,870

Utilities: 1.73%

Electric Utilities: 1.73%
Texas Competitive Electric Holdings Company LLC ±(s)	4.66	10-10-2016	34,355,889	10,979,455

Total Loans (Cost $64,416,643)				40,888,124

	Dividend yield		Shares
Preferred Stocks: 0.33%

Financials: 0.33%

Banks: 0.33%
GMAC Capital Trust I ±	7.86		81,784	2,112,481

Total Preferred Stocks (Cost $2,078,248)				2,112,481

	Interest rate		Principal
Yankee Corporate Bonds and Notes: 8.76%

Energy: 0.22%

Oil, Gas & Consumable Fuels: 0.22%
Baytex Energy Corporation 144A	5.63	6-1-2024	$565,000	466,125
Griffin Coal Mining Company Limited 144A(a)(i)(s)	9.50	12-1-2016	2,119,383	847,753

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2015 (unaudited)	Wells Fargo Income Opportunities Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Griffin Coal Mining Company Limited (a)(i)(s)	9.50%	12-1-2016	$290,088	$116,035

				1,429,913

Financials: 0.87%

Banks: 0.87%
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	700,000	726,250
Preferred Term Securities XII Limited (a)(i)(s)	0.00	12-24-2033	1,540,000	0
Teekay Corporation	8.50	1-15-2020	4,803,000	4,791,953

				5,518,203

Health Care: 1.58%

Pharmaceuticals: 1.58%
Mallinckrodt plc 144A	5.50	4-15-2025	970,000	882,700
Mallinckrodt plc 144A	5.63	10-15-2023	445,000	418,300
Valeant Pharmaceuticals International Incorporated 144A	5.63	12-1-2021	140,000	121,450
Valeant Pharmaceuticals International Incorporated 144A	5.88	5-15-2023	1,610,000	1,352,400
Valeant Pharmaceuticals International Incorporated 144A	6.13	4-15-2025	645,000	540,994
Valeant Pharmaceuticals International Incorporated 144A	6.75	8-15-2018	1,120,000	1,069,600
Valeant Pharmaceuticals International Incorporated 144A	7.50	7-15-2021	6,225,000	5,629,766

				10,015,210

Industrials: 0.55%

Building Products: 0.06%
Allegion plc	5.88	9-15-2023	340,000	356,150

Commercial Services & Supplies: 0.43%
GFL Environmental Incorporated 144A	7.88	4-1-2020	2,680,000	2,736,950

Machinery: 0.06%
Sensata Technologies BV 144A	5.00	10-1-2025	385,000	375,856

Materials: 1.85%

Containers & Packaging: 0.57%
Ardagh Finance Holdings SA (PIK at 8.63%) 144A¥	8.63	6-15-2019	1,593,549	1,616,938
Ardagh Packaging Finance plc 144A	9.13	10-15-2020	1,925,000	2,018,863

				3,635,801

Metals & Mining: 0.96%
ArcelorMittal SA	6.13	6-1-2025	175,000	150,882
ArcelorMittal SA	7.00	2-25-2022	585,000	555,716
Novelis Incorporated	8.38	12-15-2017	1,100,000	1,112,238
Novelis Incorporated	8.75	12-15-2020	4,300,000	4,310,750

				6,129,586

Paper & Forest Products: 0.32%
Sappi Limited 144A	7.50	6-15-2032	2,155,000	2,004,150

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Income Opportunities Fund	Portfolio of investments—October 31, 2015 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

Telecommunication Services: 3.69%

Diversified Telecommunication Services: 3.45%
Intelsat Jackson Holdings SA	5.50%	8-1-2023	$11,740,000	$9,744,200
Intelsat Jackson Holdings SA	7.25	10-15-2020	1,200,000	1,092,000
Intelsat Jackson Holdings SA	7.50	4-1-2021	3,364,000	3,036,010
Intelsat Luxembourg SA	7.75	6-1-2021	2,595,000	1,531,050
Intelsat Luxembourg SA	8.13	6-1-2023	9,450,000	5,599,125
Virgin Media Finance plc 144A	5.38	4-15-2021	274,500	288,225
Virgin Media Finance plc 144A	6.38	4-15-2023	605,000	623,150

				21,913,760

Wireless Telecommunication Services: 0.24%
Telesat Canada Incorporated 144A	6.00	5-15-2017	1,475,000	1,497,125

Total Yankee Corporate Bonds and Notes (Cost $65,325,085)				55,612,704

	Yield		Shares
Short-Term Investments: 4.16%

Investment Companies: 4.16%
Wells Fargo Cash Investment Money Market Fund, Select Class (l)(u)##	0.16		26,387,700	26,387,700

Total Short-Term Investments (Cost $26,387,700)				26,387,700

Total investments in securities (Cost $897,479,443) *	134.59%	854,639,299
Other assets and liabilities, net	(34.59)	(219,636,186)

Total net assets	100.00%	$635,003,113

†	Non-income-earning security

(i)	Illiquid security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

(t)	The security is currently in default with regards to scheduled interest and/or principal payments.

%%	The security is issued on a when-issued basis.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when issued securities.

*	Cost for federal income tax purposes is $902,318,828 and unrealized gains (losses) consists of:

Gross unrealized gains	$23,281,454
Gross unrealized losses	(70,960,983)

Net unrealized losses	$(47,679,529)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2015 (unaudited)	Wells Fargo Income Opportunities Fund	19

Assets
Investments
In unaffiliated securities, at value (cost $871,091,743)	$828,251,599
In affiliated securities, at value (cost $26,387,700)	26,387,700

Total investments, at value (cost $897,479,443)	854,639,299
Receivable for investments sold	8,116,836
Receivable for interest and dividends	15,324,330
Prepaid expenses and other assets	176,193

Total assets	878,256,658

Liabilities
Dividends payable	4,988,859
Payable for investments purchased	7,607,325
Secured borrowing payable	230,154,082
Advisory fee payable	339,851
Administration fee payable	37,589
Accrued expenses and other liabilities	125,839

Total liabilities	243,253,545

Total net assets	$635,003,113

NET ASSETS CONSIST OF
Paid-in capital	$983,331,382
Overdistributed net investment income	(6,977,907)
Accumulated net realized losses on investments	(298,510,218)
Net unrealized losses on investments	(42,840,144)

Total net assets	$635,003,113

NET ASSET VALUE PER SHARE
Based on $635,003,113 divided by 70,983,001 shares issued and outstanding (100,000,000 shares authorized)	$8.95

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Income Opportunities Fund	Statement of operations—six months ended October 31, 2015 (unaudited)

Investment income
Interest	$31,191,211
Dividends	83,073
Income from affiliated securities	15,310

Total investment income	31,289,594

Expenses
Advisory fee	2,700,224
Administration fee	225,019
Custody and accounting fees	26,505
Professional fees	33,106
Shareholder report expenses	37,739
Trustees’ fees and expenses	6,916
Transfer agent fees	15,740
Interest expense	1,052,336
Other fees and expenses	20,391

Total expenses	4,117,976
Less: Fee waivers and/or expense reimbursements	(642,955)

Net expenses	3,475,021

Net investment income	27,814,573

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(1,009,407)
Net change in unrealized gains (losses) on investments	(55,010,220)

Net realized and unrealized gains (losses) on investments	(56,019,627)

Net decrease in net assets resulting from operations	$(28,205,054)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Income Opportunities Fund	21

	Six months ended October 31, 2015 (unaudited)	Year ended April 30, 2015

Operations
Net investment income	$27,814,573	$54,845,042
Net realized gains (losses) on investments	(1,009,407)	4,607,980
Net change in unrealized gains (losses) on investments	(55,010,220)	(22,142,612)

Net increase (decrease) in net assets resulting from operations	(28,205,054)	37,310,410

Distributions to shareholders From
Net investment income	(28,961,064)	(57,922,129)

Total decrease in net assets	(57,166,118)	(20,611,719)

Net assets
Beginning of period	692,169,231	712,780,950

End of period	$635,003,113	$692,169,231

Overdistributed net investment income	$(6,977,907)	$(1,697,386)

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Income Opportunities Fund	Statement of cash flows—six months ended October 31, 2015 (unaudited)

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(28,205,054)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(151,098,556)
Proceeds from disposition of investment securities	145,772,446
Amortization	(1,226,343)
Proceeds from sales of short-term investment securities, net	7,139,636
Increase in receivable for investments sold	(5,414,587)
Increase in receivable for interest and dividends	(849,323)
Increase in prepaid expenses and other assets	(149,945)
Increase in payable for investments purchased	6,617,525
Increase in advisory fee payable	88,286
Decrease in administration fee payable	(263)
Decrease in accrued expenses and other liabilities	(65,809)
Net realized losses on investments	1,009,407
Net change in unrealized gains (losses) on investments	55,010,220

Net cash provided by operating activities	28,627,640

Cash flows from financing activities:
Cash distributions paid	(28,798,572)
Increase in secured borrowing payable	170,932

Net cash used in financing activities	(28,627,640)

Net increase in cash	0

Cash:
Beginning of period	$0

End of period	0

Supplemental cash disclosure
Cash paid for interest	$881,404

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Income Opportunities Fund	23

(For a share outstanding throughout each period)

	Six months ended October 31, 2015 (unaudited)	Year ended April 30
		2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.75	$10.04	$10.18	$9.67	$10.11	$9.69
Net investment income	0.39 [1]	0.77 [1]	0.82 [1]	0.88 [1]	0.95 [1]	1.02 [1]
Net realized and unrealized gains (losses) on investments	(0.78)	(0.24)	(0.14)	0.54	(0.37)	0.42
Distributions to preferred shareholders from net investment income	0.00	0.00	0.00	0.00	0.00	(0.00)[1,2]

Total from investment operations	(0.39)	0.53	0.68	1.42	0.58	1.44
Distributions to common shareholders from
Net investment income	(0.41)	(0.82)	(0.82)	(0.91)	(1.02)	(1.02)
Net asset value, end of period	$8.95	$9.75	$10.04	$10.18	$9.67	$10.11
Market value, end of period	$7.88	$8.93	$9.52	$10.23	$10.29	$10.38
Total return based on market value[3]	(7.20)%	2.59%	1.60%	8.90%	10.03%	19.68%
Ratios to average net assets (annualized)
Gross expenses[4]	1.23%	1.23%	1.27%	1.29%	1.35%	1.44%
Net expenses[4]	1.04%	0.96%	1.01%	1.05%	1.03%	1.09%
Net investment income	8.31%	7.85%	8.35%	8.89%	9.89%	10.55%[5]
Supplemental data
Portfolio turnover rate	11%	33%	31%	27%	25%	42%
Net assets, end of period (000s omitted)	$635,003	$692,169	$712,781	$722,555	$683,807	$709,850

Borrowings outstanding, end of period (000s omitted)	$230,000	$230,000	$230,000	$230,000	$230,000	$230,000
Asset coverage per $1,000 of borrowing, end of period	$3,761	$4,009	$4,099	$4,142	$3,973	$4,088

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return is calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

[4]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended October 31, 2015 (unaudited)	0.32%
Year ended April 30, 2015	0.10%
Year ended April 30, 2014	0.07%
Year ended April 30, 2013	0.08%
Year ended April 30, 2012	0.08%
Year ended April 30, 2011	0.11%

[5]	The net investment income ratio reflects any distributions paid to preferred shareholders.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Income Opportunities Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

The Wells Fargo Income Opportunities Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third

Notes to financial statements (unaudited)	Wells Fargo Income Opportunities Fund	25

parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of April 30, 2015, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

2016	2017	2018
$8,993,446	$130,598,584	$155,329,141

As of April 30, 2015, the Fund had current year deferred post-October capital losses consisting of $1,536,683 which was recognized on the first day of the current fiscal year.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26	Wells Fargo Income Opportunities Fund	Notes to financial statements (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Materials	$650	$0	$0	$650
Telecommunication Services	893,219	0	0	893,219

Corporate bonds and notes	0	728,744,421	0	728,744,421

Loans	0	26,404,110	14,484,014	40,888,124

Preferred stocks
Financials	2,112,481	0	0	2,112,481

Yankee corporate bonds and notes	0	54,648,916	963,788	55,612,704

Short-term investments
Investment companies	26,387,700	0	0	26,387,700
Total assets	$29,394,050	$809,797,447	$15,447,802	$854,639,299

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At October 31, 2015, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Loans	Yankee corporate bonds and notes	Totals
Balance as of April 30, 2015	$19,480,727	$0	$19,480,727
Accrued discounts (premiums)	31,751	0	31,751
Realized gains (losses)	(76,113)	0	(76,113)
Change in unrealized gains (losses)	201,341	0	201,341
Purchases	876,800	0	876,800
Sales	(6,363,352)	0	(6,363,352)
Transfers into Level 3	665,227	963,788	1,629,015
Transfers out of Level 3	(332,367)	0	(332,367)
Balance as of October 31, 2015	$14,484,014	$963,788	$15,447,802
Change in unrealized gains (losses) relating to securities still held at October 31, 2015	$264,880	$(112,424)	$152,456

The investment types categorized above were valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets. Funds Management has committed through February 23, 2016 to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s borrowing expenses to an amount that is 0.05% lower than what the borrowing expenses would have been if the Fund had not redeemed its Auction Market Preferred Shares. The Fund previously utilized Auction Market Preferred Shares for leverage but secured debt financing to fully redeem those shares in 2010. Funds Management contractually waived its advisory fee in the amount of $642,955 for the six months ended October 31, 2015.

Notes to financial statements (unaudited)	Wells Fargo Income Opportunities Fund	27

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 shares with no par value. For the six months ended October 31, 2015 and year ended April 30, 2015, the Fund did not issue any shares.

6. BORROWINGS

The Fund has borrowed $230 million through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $230 million with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount.

At October 31, 2015, the Fund had borrowings outstanding in the amount of $230,154,082 (including accrued interest payable). During the six months ended October 31, 2015, an effective interest rate of 0.91% was incurred on the borrowings and the Fund incurred interest expense in the amount of $1,052,336, representing 0.32% of the Fund’s average daily net assets (on an annualized basis).

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended October 31,2015 were $124,654,541 and $97,965,641, respectively.

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to shareholders:

Declaration date	Record date	Payable date	Per share amount
October 30, 2015	November 16, 2015	December 1, 2015	$0.068
November 18, 2015	December 15, 2015	January 4, 2016	0.068

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

28	Wells Fargo Income Opportunities Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

ANNUAL MEETING OF SHAREHOLDERS

On August 3, 2015, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – Election of trustees:

Net assets voted “For”	William R. Ebsworth	$576,835,321
Net assets voted “Withhold”		$26,931,683
Net assets voted “For”	Jane A. Freeman	$575,059,672
Net assets voted “Withhold”		$28,707,332
Net assets voted “For”	Judith M. Johnson	$574,965,460
Net assets voted “Withhold”		$28,801,544
Net assets voted “For”	Donald C. Willeke	$575,734,731
Net assets voted “Withhold”		$28,032,273

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Income Opportunities Fund	29

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 Years
William R. Ebsworth (Born 1957)	Trustee, since 2015*

Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.

Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015*	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust; Harding Loevner Funds; Russell Exchange Traded Funds Trust
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Income Opportunities Fund	Other information (unaudited)

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 Years
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2003	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 2010**	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

**	Donald Willeke will retire as a Trustee effective December 31, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

Other information (unaudited)	Wells Fargo Income Opportunities Fund	31

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Advantage Income Opportunities Fund (the “Fund”) must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 19-20, 2015 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”), and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in March 2015, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2015. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended March 31, 2015. The Board considered these results in comparison to the performance of funds in a Universe that was determined by Lipper, Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Lipper to select the funds in the performance Universe. The Board noted that the performance of the Fund was higher than the average performance of

32	Wells Fargo Income Opportunities Fund	Other information (unaudited)

the Universe for all periods under review except for the period since inception. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the BofA Merrill Lynch High Yield Master II Index, for all periods under review except the three-year period and the period since inception.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to overall investment approach, sector allocations and investment decisions that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees (which reflect fee waivers, if any, and include advisory and administration fees), and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in an expense group that was determined by Lipper to be similar to the Fund (the “Group”). Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the funds in the expense Group and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Lipper reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratio of the expense Group.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the expense Group at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rate for the Fund’s expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which there may be sharing with the Fund of potential economies of scale in the provision of advisory services to the Fund. The Board noted that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies of scale through

Other information (unaudited)	Wells Fargo Income Opportunities Fund	33

contractual breakpoints, the Board noted that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board concluded that the Fund’s fee waiver and expense arrangements constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and commissions earned by affiliated brokers from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

34	Wells Fargo Income Opportunities Fund	Automatic dividend reinvestment plan

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170 or by calling 1-800-730-6001.

List of abbreviations	Wells Fargo Income Opportunities Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

1-800-730-6001

Website: wellsfargofunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Certain material contained in this report may be considered marketing material and has been reviewed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

238514 12-15 SIO/SAR148 10-15

ITEM 2.  CODE OF ETHICS

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  INVESTMENTS

A Portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

REVISED AS OF AUGUST 13, 2014

1. Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Advantage Global Dividend Opportunity Fund, Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, and Wells Fargo Advantage Utilities & High Income Fund (the “Trusts”) except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the “Funds”).

2. Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.

3. Responsibilities

(a) Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the proxy voting process.

(b) Funds Management Proxy Committee

(i)	Responsibilities. The Funds Management Proxy Voting Committee (the “Proxy Committee”) shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall monitor Institutional Shareholder Services (“ISS”), the proxy voting agent for Funds Management, to determine that ISS is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on the proxy voting process.

(ii)	Voting Guidelines. Appendix A hereto sets forth guidelines regarding how proxies will be voted on the issues specified. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will forward the proxy to the Proxy Committee for a vote determination by the Proxy Committee. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Committee shall have the authority to direct ISS to forward the proxy to the Proxy Committee for a discretionary vote by the Proxy Committee if the Proxy Committee determines that a case-by-case review of such matter is warranted. The Proxy Committee may also consult Fund sub-advisers on certain proxy voting issues on a case-by-case basis as the Proxy Committee deems appropriate or to the extent that a sub-adviser of a Fund makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

(iii)	Proxy Committee. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy is forwarded by ISS to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of:

(i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Voting decisions made by the Proxy Committee will be reported to ISS to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.

(iv)	Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

(v)	Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

(vi)

Conflicts of Interest. Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing ISS to vote in accordance with the recommendation ISS makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (5) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (6) erecting information barriers around the person or persons making voting decisions; (7) voting in proportion to other shareholders (“mirror voting”); or (8) voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

Funds Management may also have a conflict of interest regarding a proxy to be voted on if a member of the Board has an affiliation, directly or indirectly, with a public or private company (an “Identified Company”). Identified Companies include a Board member’s employer, as well as any company of which the Board member is a director or officer or a 5% or more shareholder. The Proxy Committee shall address such a conflict by instructing ISS to vote in accordance with the recommendation ISS makes to its clients.

(vii)	Meetings. The Proxy Committee shall convene as needed and when discretionary voting determinations need to be considered, and shall have the authority to act by vote of a majority of the Proxy Committee members available at that time. The Proxy Committee shall also meet at least semi- annually to review the Procedures and the performance of ISS in exercising its proxy voting responsibilities.

(viii)	Membership. The voting members of the Proxy Committee shall be Tom Biwer, Travis Keshemberg, Erik Sens, Aldo Ceccarelli and Melissa Duller. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member’s position on the Proxy Committee will automatically terminate.

4. Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at www.wellsfargo.com/advantagefunds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

5. Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at www.wellsfargo.com/advantagefunds or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

Funds Management will vote proxies relating to portfolio securities held by the Trusts in accordance with the following proxy voting guidelines. To the extent the specific guidelines below do not address a proxy voting proposal, Funds Management will vote pursuant to ISS’ current U.S. and International proxy voting guidelines. Proxies related to issues not addressed by the specific guidelines below or by ISS’ current U.S. and International proxy voting guidelines will be forwarded to the Proxy Committee for a vote determination by the Proxy Committee.

Uncontested Election of Directors or Trustees

THE FUNDS will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. THE FUNDS will not require a performance test for directors.	FOR

THE FUNDS will generally vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.	FOR

THE FUNDS will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

THE FUNDS will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.	AGAINST

THE FUNDS will withhold votes from the entire board (except for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if the company receives an adverse opinion on the company’s financial statements from its auditor.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.	WITHHOLD

THE FUNDS will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, THE FUNDS will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO’s) to shareholders for approval.	WITHHOLD

Limitation on Number of Boards a Director May Sit On

THE FUNDS will withhold votes from directors who sit on more than six boards.	WITHHOLD

THE FUNDS will withhold votes from CEO directors who sit on more than two outside boards besides their own.	WITHHOLD

Ratification of Auditors

THE FUNDS will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit- related fees, and permitted tax fees, combined. THE FUNDS will follow the disclosure categories being proposed by the SEC in applying the above formula.	AGAINST/ WITHHOLD

With the above exception, THE FUNDS will generally vote for proposals to ratify auditors unless:	FOR

• an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST

• there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

THE FUNDS will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.	AGAINST

THE FUNDS will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.	FOR

THE FUNDS will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.	AGAINST

Company Name Change/Purpose

THE FUNDS will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, THE FUNDS will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.	FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

THE FUNDS will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.	FOR

Similarly, THE FUNDS will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Anti-Hedging/Pledging/Speculative Investments Policy

THE FUNDS will consider proposals prohibiting named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan on a case-by-case basis. The company’s existing policies regarding responsible use of company stock will be considered.	CASE-BY-CASE

Approve Other Business

THE FUNDS will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

However, THE FUNDS retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.	AGAINST

Independent Board of Directors/Board Committees

THE FUNDS will vote for proposals requiring that two-thirds of the board be independent directors. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.	FOR

THE FUNDS will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

THE FUNDS will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.	FOR

THE FUNDS will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. THE FUNDS will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.	WITHHOLD

THE FUNDS will vote against proposals from shareholders requesting an independent compensation consultant.	AGAINST

Director Fees

THE FUNDS, will vote for proposals to set director fees.	FOR

Minimum Stock Requirements by Directors

THE FUNDS will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.	AGAINST

Indemnification and Liability Provisions for Directors and Officers

THE FUNDS will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. THE FUNDS will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.	FOR

Alternatively, THE FUNDS will vote against indemnity proposals that are overly broad. For example, THE FUNDS will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.	AGAINST

Nominee Statement in the Proxy

THE FUNDS will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.	AGAINST

Director Tenure/Retirement Age

THE FUNDS will vote against proposals to limit the tenure of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, THE FUNDS is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.	AGAINST

The Funds will vote for proposals to establish a mandatory retirement age for directors provided that such retirement age is not less than 65.	FOR

Board Powers/Procedures/Qualifications

THE FUNDS will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power,	CASE-BY-CASE

without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, THE FUNDS will rely on the proxy voting Guidelines.

Adjourn Meeting to Solicit Additional Votes

THE FUNDS will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, THE FUNDS will consider the nature of the proposal and its vote recommendations for the scheduled meeting.	CASE-BY-CASE

THE FUNDS will vote for this item when:

THE FUNDS is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction THE FUNDS supports.	FOR

Reimbursement of Solicitation Expenses

THE FUNDS will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.	CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

THE FUNDS will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.	CASE-BY-CASE

Removal of Directors

THE FUNDS will consider on a case-by-case basis proposals to eliminate shareholders’ rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.	CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies

THE FUNDS will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, THE FUNDS will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting

THE FUNDS will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy.	CASE-BY-CASE

THE FUNDS will vote for against cumulative voting if the board is elected annually.	AGAINST

Board Size

THE FUNDS will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.	FOR

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)

THE FUNDS will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR

Alternatively, THE FUNDS will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.	CASE-BY-CASE

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions

THE FUNDS will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.	CASE-BY-CASE

THE FUNDS will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

THE FUNDS will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and- file shareholders and may have an adverse effect on corporate image.	FOR

If the proposal is bundled with other charter or bylaw amendments, THE FUNDS will analyze such proposals on a case-by-case basis. In addition, THE FUNDS will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.	CASE-BY-CASE

Voting Rights

THE FUNDS will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.	FOR

Alternatively, THE FUNDS will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.	AGAINST

Dual Class/Multiple-Voting Stock

THE FUNDS will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or	AGAINST

recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.

Alternatively, THE FUNDS will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

Confidential Voting

THE FUNDS will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

THE FUNDS will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.	AGAINST

Equal Access to the Proxy

THE FUNDS will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.	CASE-BY-CASE

Disclosure of Information

THE FUNDS will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.	AGAINST

Annual Meetings

THE FUNDS will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.	FOR

Alternatively, THE FUNDS will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.	AGAINST

THE FUNDS will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple	FOR

majority of the company’s outstanding voting shares.

Shareholder Advisory Committees/Independent Inspectors

THE FUNDS will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.	AGAINST

Technical Amendments to the Charter of Bylaws

THE FUNDS will generally vote in favor of charter and bylaw amendments proposed solely to conform to modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.	FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY-CASE

Bundled Proposals

THE FUNDS will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as THE FUNDS will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.	CASE-BY-CASE

Dividends

THE FUNDS will vote for proposals to allocate income and set dividends.	FOR

THE FUNDS will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.	FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, THE FUNDS will vote against the proposal.	AGAINST

THE FUNDS will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.	AGAINST

Reduce the Par Value of the Common Stock

THE FUNDS will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

THE FUNDS will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.	FOR

Alternatively, THE FUNDS will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).	AGAINST

In addition, THE FUNDS will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

THE FUNDS will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Preemptive Rights

THE FUNDS will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.	FOR

Share Repurchase Plans

THE FUNDS will vote for share repurchase plans, unless:	FOR

• there is clear evidence of past abuse of the authority; or	AGAINST

• the plan contains no safeguards against selective buy-backs.	AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans

THE FUNDS will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout	CASE-BY-CASE

sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.

THE FUNDS will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, THE FUNDS will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity- based compensation plans for Russell 3000 companies.	FOR

If the proposed cost is above the allowable cap, THE FUNDS will vote against the plan.	AGAINST

Among the plan features that may result in a vote against the plan are:	AGAINST

• plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.

THE FUNDS will vote against equity plans that have high average three- year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) THE FUNDS will define a high average three-year burn rate as the following: The company’s most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by Russell 3000 index and non-Russell 3000 index; and the company’s most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, THE FUNDS shall apply a premium on full value awards for the past three fiscal years.	AGAINST

Even if the equity plan fails the above burn rate, THE FUNDS will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, THE FUNDS will consider withholding from the members of the compensation committee.	FOR

THE FUNDS will calculate a higher award value for awards that have Dividend Equivalent Rights (DER’s) associated with them.	CASE-BY-CASE

THE FUNDS will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or	FOR

the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

THE FUNDS will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.	FOR

THE FUNDS will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.	FOR

THE FUNDS will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company’s allowable cap.	FOR

THE FUNDS will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.	AGAINST

THE FUNDS will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.	CASE-BY-CASE

For certain OBRA-related proposals, THE FUNDS will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.	FOR

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. THE FUNDS will consider these plans based on their voting power dilution.	CASE-BY-CASE

THE FUNDS will generally vote for retirement plans for directors.	FOR

THE FUNDS will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis.	CASE-BY-CASE

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

Bonus Plans

THE FUNDS will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. THE FUNDS will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.	CASE-BY-CASE

Deferred Compensation Plans

THE FUNDS will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless	FOR

• the proposal is embedded in an executive or director compensation plan that is contrary to guidelines	AGAINST

Disclosure on Executive or Director Compensation Cap or Restrict Executive or Director Compensation

THE FUNDS will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.	FOR

THE FUNDS will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.	FOR

THE FUNDS will generally vote against proposals seek to limit executive and director pay.	AGAINST

Tax-Gross-Up Payments

THE FUNDS will examine on a case-by-case basis proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives.	CASE-BY-CASE

Relocation Benefits

The FUNDS will not consider relocation benefits as a problematic pay practice in connection with management say-on-pay proposals.

Exchange Offers/Re-Pricing

The FUNDS will not vote against option exchange programs made available to executives and directors that are otherwise found acceptable.

Golden and Tin Parachutes

THE FUNDS will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, THE FUNDS will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:	CASE-BY-CASE

•    arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

•    guarantees of benefits if a key employee voluntarily terminates;

•    guarantees of benefits to employees lower than very senior management; and

•    indemnification of liability for excise taxes.

By contrast, THE FUNDS will vote against proposals that would guarantee benefits in a management-led buyout.	AGAINST

Stakeholder Laws

THE FUNDS will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, THE FUNDS will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision- making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.	FOR

Mergers/Acquisitions and Corporate Restructurings

THE FUNDS will consider proposals on mergers and acquisitions on a case-by-case basis. THE FUNDS will determine if the transaction is in the best economic interests of the shareholders. THE FUNDS will take into account the following factors:	CASE-BY-CASE

•    anticipated financial and operating benefits;

•    offer price (cost versus premium);

•    prospects for the combined companies;

•    how the deal was negotiated;

•    changes in corporate governance and their impact on shareholder rights.

In addition, THE FUNDS will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.	CASE-BY-CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, THE FUNDS will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders.

Specifically, for liquidations, the cost versus premium factor may not be applicable, but THE FUNDS may also review the compensation plan for executives managing the liquidation.

CASE-BY-CASE

Appraisal Rights

THE FUNDS will vote for proposals to restore, or provide shareholders with rights of appraisal.	FOR

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

Mutual Fund Proxies

THE FUNDS will vote mutual fund proxies on a case-by-case basis. Proposals may include, and are not limited to, the following issues:	CASE-BY-CASE

•    eliminating the need for annual meetings of mutual fund shareholders;

•    entering into or extending investment advisory agreements and management contracts;

•    permitting securities lending and participation in repurchase agreements;

•    changing fees and expenses; and

• changing investment policies.

APPENDIX B

TO

PROXY VOTING POLICIES AND

PROCEDURES

Members of Funds Management Proxy Voting Committee

Thomas C. Biwer, CFA

Mr. Biwer has over 38 years of investment industry experience. He has served as an investment analyst, portfolio strategist, and corporate pension officer. He received B.S. and M.B.A. degrees from the University of Illinois and has earned the right to use the CFA designation.

Erik J. Sens, CFA

Mr. Sens has over 22 years of investment industry experience. He has served as an investment analyst and portfolio manager. He received undergraduate degrees in Finance and Philosophy from the University of San Francisco and has earned the right to use the CFA designation.

Travis L. Keshemberg, CFA

Mr. Keshemberg has over 17 years of investment industry experience. He has served as an overlay portfolio manager and investment consultant. He holds a Master’s Degree from the University of Wisconsin – Milwaukee and Bachelor’s degree from Marquette University. He has earned the right to use the CFA, CIPM and CIMA designations.

Aldo Ceccarelli, CFA

Mr. Ceccarelli has over 14 years of investment industry experience. He has served as Fixed Income Analyst with responsibilities including portfolio manager selection and performance. He earned his bachelor’s degree in business administration with an emphasis in economics from Santa Clara University. He has earned the right to use the CFA designation and is a member of the CFA Institute and the CFA society of San Francisco.

Melissa Duller, CIMA, CFA

Ms. Duller has over 16 years of experience in the investment industry. She has served as an investment analyst, provides oversight for domestic equity strategies and assists with investment communications for core equity mutual funds, sector specific mutual funds, and closed-end funds. She has also provided research and communications for growth equity and international equity strategies as well as short-term and tax advantaged fixed income products. In addition, she has served as a regional investment manager for high net worth individuals, personal trusts, and charitable foundations.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.   CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Income Opportunities Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

(a)(1) Not applicable

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Income Opportunities Fund

By:
/s/ Karla M. Rabusch

Karla M. Rabusch President

Date: December 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Income Opportunities Fund

By:
/s/ Karla M. Rabusch

Karla M. Rabusch President

Date: December 22, 2015

By:
/s/ Jeremy DePalma

Jeremy DePalma Treasurer

Date: December 22, 2015